UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin

(Address of principal executive offices, including zip code)

(920) 892-9340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 3, 2015, Orion Energy Systems, Inc. (the “Company”) provided written notice to The New York Stock Exchange that the Company expects to voluntarily cease trading on the NYSE MKT and intends to transfer its listing to the NASDAQ Capital Market to commence trading on June 15, 2015. The last day of trading on the NYSE MKT is expected to be June 12, 2015. The Company’s common stock has been approved for listing on NASDAQ Capital Market, and will continue to trade under the stock symbol “OESX.”

A copy of the press release issued by the Company in connection with its move from the NYSE MKT to NASDAQ Capital Market is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(d).	Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Orion Energy Systems, Inc. dated June 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: June 4, 2015	By:	/s/ Scott R. Jensen
Scott R. Jensen
Chief Financial Officer

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